INVESCO MULTIPLE ASSET FUNDS, INC.
              Supplement to Statement of Additional Information
                            dated December 1, 1997

The Section of the above Company's Statement of Additional Information entitled "The Fund and Its Management -- Sub-Advisory Agreement" is amended to (1) delete the third paragraph and (2) substitute the following new paragraph in its place:

            The Sub-Agreement provides that as compensation for their services, IMR and INVESCO Trust shall receive from IFG, at the end of each month, a fee based upon the average daily value of the applicable Fund's net assets. With respect to the INVESCO Multi-Asset Allocation Fund, the fee is calculated at the following annual rates: prior to January 1, 1998, 0.375% on the first $500 million of the Fund's average net assets, 0.325% on the next $500 million of the Fund's average net assets, and 0.25% on the Fund's average net assets in excess of $1 billion; and effective January 1, 1998, 0.25% on the first $500 million of the Fund's average net assets, 0.2166% on the next $500 million of the Fund's average net assets, and 0.1667% on the Fund's average net assets in excess of $1 billion. With respect to the INVESCO Balanced Fund, the fee is calculated at the following annual rates: prior to January 1, 1998, 0.30% on the first $350 million of the Fund's average net assets, 0.275% on the next $350 million of the Fund's average net assets, and 0.25% on the Fund's average net assets in excess of $700 million; and effective January 1, 1998, 0.20% on the first $350 million of the Fund's average net assets, 0.1833% on the next $350 million of the Fund's average net assets, and 0.1667% on the Fund's average net assets in excess of $700 million.

The date of this supplement is December 31, 1997.